Nobilis Health Announces Appointment of New CEO and Conference Call HOUSTON, TEXAS, December 27, 2018 /PRNewswire/ -- Nobilis Health Corp. (NYSE American: HLTH) ("Nobilis" or the "Company") has announced today the appointment of Mr. James Springfield as Nobilis’ Chief Executive Officer and will host a conference call to introduce Jim to the Nobilis investment community next week (details listed below). “Jim has extensive executive leadership experience with several of the nation’s largest healthcare providers and payors which fits in well with Nobilis’ shift to an in-network system,” said Harry Fleming, Chairman of the Board. “I am excited to take on this role and opportunity, as I have followed the Nobilis story in the Texas market and have seen their dramatic shift in-network and how the management team has successfully grown its medical facility infrastructure (including clinics, ambulatory surgery centers, and hospitals) as well its unique Direct to Consumer marketing platform. This proprietary marketing technology provides Nobilis with the unique ability to quickly add new products and specialties and in combination with the recent significant increase of the Company’s in-network business, makes Nobilis poised for strong and sustainable growth. The scalability of the marketing platform allows Nobilis to enter new markets with ease and certainty,” said Mr. Springfield. “With the significant expansion of the Company’s in-network business, there is now an opportunity to recruit from a much larger base of physicians, especially in the Texas market. The Company intends to pursue alignment with physicians in new and existing specialties, while expanding the Nobilis brands to include total joint replacements, ENT and Cardio Vascular services, among others. This is a vision and strategy that the management team and the Company’s Board of Directors share. As Nobilis’ CEO, I welcome the responsibility of executing on this vision, and look forward to achieving the results I believe shareholders want to see. Nobilis will be the only in-network healthcare system that can use marketing to address both patient and provider needs. In the coming months I look forward to sharing a clear plan on maximizing shareholder value for Nobilis investors,” continued Mr. Springfield. “The addition of Jim Springfield to the Nobilis team as CEO will allow us to execute and achieve the benefits of an in-network model, including faster collection cycle, larger addressable market, certainty in revenue recognition, and greater willingness from physicians to participate in the in-network space, among other key advantages. He has led out of network to in-network conversions and is ideally suited to finalize Nobilis’ migration to being an in-network healthcare provider” said Mr. Fleming, who will continue as Chairman of the Board. Mr. Springfield spent 13 years with the Memorial Hermann Health Care System; a multi-billion-dollar system that is one of the largest healthcare providers in the country and the largest in Texas. While at Memorial Hermann, he held several leadership positions including serving as the Chief Operating Officer of Hermann

Hospital, the 900-bed flagship of the multi-hospital system. Additionally, Mr. Springfield served as the Chief Executive Officer of the Hermann Children’s Hospital. After leaving Memorial Herman, Mr. Springfield served as the Chief Operating Officer of Valley Baptist Health System in Harlingen, Texas from May 2001 until December 2003, and then as President and Chief Executive Officer from January 2003 through November 2008. Valley Baptist is the largest integrated health system in South Texas. Under Mr. Springfield’s leadership, Valley Baptist revenues rose from $800 million to $1.7 billion. Mr. Springfield has provided executive leadership and served on the boards of various healthcare companies. Mr. Springfield has also owned and operated numerous companies serving clients with their revenue cycle management and tax needs. He previously served as the Senior Vice President, Provider Market Growth and Business Development for Optum, an $84 billion dollar healthcare provider and subsidiary of the United Health Group. He has also had extensive experience in the healthcare private equity sector. Mr. Springfield received a Bachelor’s degree in Business Administration from Baylor University. He earned a Master’s degree in Healthcare Administration from the University of Houston-Clear Lake. Nobilis will host a conference call on Wednesday, January 2, 2019 at 8:00 a.m. CDT (9:00 a.m. EDT) to introduce Jim to the Nobilis investment community. To participate in the conference call, please dial (833) 233-4454 in the U.S. and Canada, and +1 (647) 689-4133 internationally. Please enter conference ID 1160066. There will be a livestream of the conference call available at: http://investors.nobilishealth.com/investors/events-and-presentations/. About Nobilis Health Corp. Nobilis Health (www.NobilisHealth.com) is a full-service healthcare development and management company, with more than 30 locations across Texas and Arizona, including hospitals, ambulatory surgery centers, and multi-specialty clinics. In addition, Nobilis Health partners with more than 30 facilities across the country. Marketing nine independent brands, Nobilis Health deploys a unique patient acquisition strategy driven by proprietary, direct-to-consumer marketing technology, focusing on a specified set of procedures that are performed at its facilities by local physicians. Nobilis Health's business model connects patients with physicians and delivers the highest quality healthcare. Forward Looking Statements This press release contains certain forward-looking statements within the meaning of Canadian and United States securities laws, including the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and may be identified by the use of words such as "may," "believe," "will," "expect," "project," "estimate," "anticipate," "plan" or "continue." These forward-looking statements are based on current plans and expectations and are subject to a number of risks, uncertainties and other factors which could significantly affect current plans and expectations and our future financial condition and results. These factors, which could cause actual results, performance and achievements to differ materially from those anticipated, include, but are not limited to our ability to successfully maintain effective internal controls over financial reporting; our ability to implement our business strategy, manage the growth in our business, and integrate acquired businesses; the risk of litigation and investigations, and liability claims for damages and other expenses not covered by insurance; the risk that payments from third-party payers, including government healthcare programs, may decrease or not increase as costs increase; adverse developments affecting the medical practices of our physician limited partners; our ability to maintain favorable relations with our physician limited partners; our ability to grow revenues by increasing case and procedure volume while maintaining profitability at the Nobilis Facilities; failure to timely or accurately bill for services; our ability to compete for physician partners, patients and strategic relationships; the risk of changes in patient volume and patient mix; the risk that laws and regulations that regulate payments for medical services made by government healthcare programs could cause our revenues to decrease; the risk that contracts are canceled or not renewed or that we are not able to enter into additional contracts under terms that are acceptable to us; and the risk of potential decreases in our reimbursement rates. The foregoing are significant factors we think could cause our actual results to differ materially from expected results. However, there could be additional factors besides those listed herein that also could affect us in an adverse manner. We have not undertaken any obligation to publicly update or revise any forward-looking statements. All of our forward-looking statements speak only as of the date of the document in which they are made or, if a date is specified, as of such date. Subject to any mandatory requirements of applicable law, we disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any changes in events, conditions, circumstances or information on which the forward-looking statement is based. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing factors and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed on March 12, 2018, as updated by other filings with the Securities and Exchange Commission. Contact Information: Marty Spake Vice President, Corporate Development (281) 506-9794 mspake1412@Nobilishealth.com